SCHEDULE 14A

                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box: / /
    / /  Preliminary proxy Statement
    /X/  Definitive proxy statement
    / / Confidential, for use of the Commission only as permitted by Rule 14a-6(e)(2)
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          SCIENCE DYNAMICS CORPORATION
---------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of Securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:

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     3)  Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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     4)  Proposed maximum aggregate value of transaction:

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     5)  Total fee paid:

-----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.


/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)  Amount previously paid:

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     2)  Form, Schedule or Registration Statement No.:

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     3)  Filing party:

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     4)  Date filed:

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<PAGE


   [LOGO]

                                                    February 22, 1999


Dear Stockholder:

    You are cordially invited to attend a Special Meeting of Stockholders (the "Special Meeting") of SCIENCE DYNAMICS CORPORATION (the "Company" or the "Corporation"), which will be held on March 26, 1999 at 10:00 a.m., at 1919 Springdale Road, Cherry Hill, New Jersey, 08003.


    At the Special Meeting, you will be requested to approve a reverse stock split within a range between one-for-two shares and one-for-eight shares, of the Company's issued and outstanding Common Stock in order to comply with the Nasdaq Stock Market $1 minimum bid price requirement for continued listing on the Nasdaq SmallCap Market. Please take this opportunity to participate in the affairs of the Company. Complete details of the business to be conducted at the Special Meeting are given in the attached Notice of Special Meeting and Proxy Statement. I urge you to review the proposal in the Proxy Statement carefully, and I solicit your support of the Board's recommendation on the proposal. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING REPLY ENVELOPE. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.


    I hope to see you at the Special Meeting. Should you require directions to the Special Meeting, please contact the Company's headquarters at (609) 424-0068.

                                          Sincerely yours,

                                            [SIGNATURE]

                                          Alan C. Bashforth

                                          PRESIDENT, CHIEF EXECUTIVE OFFICER

                 SCIENCE DYNAMICS CORPORATION
                       ----------------

           NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                 TO BE HELD ON MARCH 26, 1999

                            ------------------------

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of SCIENCE DYNAMICS CORPORATION, a Delaware corporation (the "Company"), will be held on March 26, 1999 at 10:00 a.m., local time, at the Company's offices located at 1919 Springdale Road, Cherry Hill, New Jersey, 08003, for the following purposes:


    1. To amend the Company's Certificate of Incorporation to effect a split of the Company's issued and outstanding Common Stock within a range between one-for-two shares and one-for-eight shares.


    2. To transact such other business as may properly come before the meeting or the adjournment or postponement thereof.

    These items of business are more fully described in the Proxy Statement accompanying this notice.

    Only stockholders of record at the close of business on February 5, 1999 are entitled to notice of and to vote at the meeting.

    All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has returned a proxy.

                                       By order of the Board of Directors

                                              [SIGNATURE]

                                       ALAN C. BASHFORTH

                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER


Cherry Hill, New Jersey
February 22, 1999


 IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                 SCIENCE DYNAMICS CORPORATION
                       ----------------

      PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

                 TO BE HELD ON MARCH 26, 1999

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING
GENERAL

    The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors of SCIENCE DYNAMICS CORPORATION, a Delaware corporation (the "Company"), for use at the Special Meeting of Stockholders (the "Special Meeting") to be held on March 26, 1999, at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at the Company's principal executive offices located at 1919 Springdale Road, Cherry Hill, New Jersey 08003. The Company's telephone number at that address is (609-424-0068)


    These proxy solicitation materials were mailed on or about February 22, 1999 to all stockholders entitled to vote at the Special Meeting. The Company's Board of Directors has unanimously approved the matters being submitted for stockholder approval at the Special Meeting.


PROXIES AND SOLICITATION COSTS

    The enclosed Proxy is solicited by the Company's Board of Directors and, when the proxy card is properly completed and returned, it will be voted as directed by the stockholder on the proxy card. Stockholders are urged to specify their choices on the enclosed proxy card. If a proxy card is signed and returned without choices specified, in the absence of contrary instructions, the shares of the Company's common stock, par value $.01 (the "Common Stock") represented by such proxy will be voted "FOR" Proposal No. 1 described in the accompanying Notice and Proxy Statement and will be voted in the proxy holders' discretion as to other matters that may properly come before the Special Meeting. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (i) delivering to the Company at the Company's principal executive office, 1919 Springdale Road, Cherry Hill, New Jersey 08003, Attention: Ms. Joy C. Hartman, Secretary, a written notice of revocation or duly executed proxy bearing a later date, or (ii) attending the Special Meeting and voting in person.

    The cost of soliciting proxies will be borne by the Company. The Company may retain the services of a proxy solicitation firm to solicit proxies, for which the Company expects it will pay a fee not to exceed $10,000. The Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees in person or by telephone or facsimile. No additional compensation will be paid to directors, officers or other regular employees for such services.

RECORD DATE; OUTSTANDING SHARES

    Stockholders of record at the close of business on February 5, 1999 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of the Record Date, 15,861,449 shares of Common Stock were issued and outstanding held of record by approximately 350 stockholders, as well as approximately 500 stockholders in street name.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company's Secretary, at the offices of the Company, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

VOTING AND SOLICITATION

    Only holders of Common Stock of record at the close of business on February 5, 1999, the record date and time fixed by the Board of Directors, are entitled to notice of and to vote at the Special Meeting. Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock held on the Record Date on the proposal presented in this proxy statement.

    A majority of the shares of Common Stock entitled to vote, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting. Approval of Proposal No. 1 "Reverse Stock Split," requires an affirmative vote of a majority of the Company's issued and outstanding voting shares. Any other matters submitted for stockholder approval at the Special Meeting will be decided by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the Reverse Stock Split, the Company believes that abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. In a 1988 Delaware case, BERLIN V. EMERALD PARTNERS, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes with respect to this proposal will not be counted as votes cast.

                                PROPOSAL NO. 1

                              REVERSE STOCK SPLIT

GENERAL

    The Board of Directors of the Company has approved a proposal (the "Reverse Stock Split Proposal") to amend the Company's Certificate of Incorporation to effect a stock split within a range between one-for-two shares and one-for-eight shares, of the Company's issued and outstanding Common Stock, each share having a par value of one cent (the "Common Stock"), subject to the approval by the stockholders of the Company. The Reverse Stock Split Proposal provides for the combination and reclassification of the present issued and outstanding shares of Common Stock, into a smaller number of shares of identical Common Stock, on the basis of between one share of Common Stock for each two shares of Common Stock up to one share of Common Stock for each eight shares of Common Stock previously issued and outstanding (the "Reverse Stock Split"). Except as may result from rounding for fractional shares as described below, each stockholder will hold the same percentage of Common Stock issued and outstanding immediately following the Reverse Stock Split as each stockholder did immediately prior to the Reverse Stock Split. If approved by the stockholders of the Company as provided herein, the Reverse Stock Split will be effected by an amendment of the Company's Certificate of Incorporation in substantially the form attached to this Proxy Statement as Appendix A (the "Reverse Stock Split Amendment"), and will become effective upon the filing of the Reverse Stock Split Amendment with the Secretary of State of Delaware (the "Effective Time"). The following discussion is qualified in its entirety by the full text of the Reverse Stock Split Amendment, which is incorporated by reference herein.

    At the Effective Time, each share of Common Stock issued and outstanding will automatically be reclassified and converted into one-half to one-eighth of a share of Common Stock, with fractional shares to be rounded up to the next full share.

    The Company expects that, if the Reverse Stock Split Proposal is approved by the stockholders at the Special Meeting, the Reverse Stock Split Amendment will be filed promptly. However, notwithstanding approval of the Reverse Stock Split Proposal by the stockholders of the Company, the Board of Directors of the Company may elect not to file, or to delay the filing of, the Reverse Stock Split Amendment, if the Board of Directors determines that filing the Reverse Stock Split Amendment would not be in the best interest of the Company's stockholders at such time. Factors leading to such a determination could include, without limitation, any possible effect on Nasdaq listing or future securities offerings (see "Reasons for the Reverse Stock Split Proposal," below).

REASONS FOR THE REVERSE STOCK SPLIT PROPOSAL

    The primary purpose of the Reverse Stock Split is to combine the issued and outstanding shares of Common Stock so that the Common Stock issued and outstanding after giving effect to the Reverse Stock Split trades at a significantly higher price per share than the Common Stock issued and outstanding before giving effect to the Reverse Stock Split. The closing bid price for the Common Stock on the SmallCap Market tier of The Nasdaq Stock Market, Inc. (the "Nasdaq SmallCap Market") on February 5, 1999 was $.5313 per share. Pursuant to Nasdaq SmallCap Market rules that went into effect on February 23, 1998 (the "Nasdaq Listing Requirements") the minimum bid price for the Company's Common Stock must be at least $1.00 per share for continued inclusion of the Common Stock on the Nasdaq SmallCap Market. On July 2, 1998, Nasdaq notified the Company that if the Company was unable to demonstrate compliance with the $1.00 minimum bid price requirement on or before the end of the ninety day period ended October 2, 1998, the Company's securities would be delisted from Nasdaq. On October 2, 1998, the Company did not meet the $1.00 minimum bid price and consequently the Company requested a hearing, which was held on December 3,1998. It was clear after the hearing, that a Reverse Stock Split was one of the necessary pre-conditions for Nasdaq to permit continued listing of the Company's Common Stock.

    The Company believes that maintaining the listing of the Common Stock on Nasdaq is in the best interests of the Company and its stockholders. Inclusion on Nasdaq increases liquidity and may potentially minimize the spread between the "bid" and "asked" prices quoted by market makers. Further, continued Nasdaq listing may enhance the Company's access to capital and increase the Company's flexibility in responding to anticipated capital requirements. The Company believes that prospective investors will view an investment in the Company more favorably if its shares qualify for listing on Nasdaq.


    For the above reasons, the Company believes that the Reverse Stock Split is in the best interests of the Company and its stockholders. However, there can be no assurances that the Reverse Stock Split will have the desired consequences. The Company anticipates that, following the consummation of the Reverse Stock Split, the Common Stock will trade at a price per share that is significantly higher than the current market price of the Common Stock. However, there can be no assurance that, following the Reverse Stock Split, the Common Stock will trade at between two and eight times the market price of the Common Stock prior to the Reverse Stock Split.


EFFECT OF THE REVERSE STOCK SPLIT PROPOSAL

    Subject to stockholder approval, the Reverse Stock Split will be effected by filing the Reverse Stock Split Amendment to the Company's Certificate of Incorporation, and will be effective immediately upon such filing. Although the Company expects to file the Reverse Stock Split Amendment with the Delaware Secretary of State's office promptly following approval of the Reverse Stock Split Proposal at the Special Meeting, the actual timing of such filing will be determined by the Company's management based upon their evaluation as to when such action will be most advantageous to the Company and its stockholders. The Company reserves the right to forego or postpone filing the Reverse Stock Split Amendment, if such action is determined to be in the best interests of the Company and its stockholders.

   Fractional shares of Common Stock resulting from the Reverse Stock Split will be rounded up to the next full share. The number of shares of Common Stock that may be purchased upon the exercise of outstanding options, warrants, and other securities convertible into, or exercisable or exchangeable for, shares of Common Stock (collectively, "Convertible Securities") and the per share exercise or conversion prices thereof, will be adjusted as of the Effective Date, so that the aggregate number of shares of Common Stock issuable in respect of Convertible Securities immediately following the Effective Date will be one-half to one-eighth of the number issuable in respect thereof immediately prior to the Effective Date, the per share exercise price immediately following the Effective Date will be from two times to eight times the per share exercise or conversion price immediately prior to the Effective Date, and the aggregate exercise or conversion prices thereunder shall remain unchanged.

    The Reverse Stock Split will also result in some stockholders owning "odd lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

    The Company is authorized to issue 45,000,000 shares of Common Stock, of which 15,861,449 shares were issued and outstanding at the close of business on the Record Date.

    Adoption of the Reverse Stock Split will reduce the shares of Common Stock issued and outstanding on the Record Date from 15,861,449 to approximately 7,930,725 assuming a two-for-one split or 1,982,681 assuming an eight-for- one split, or proportionate adjustments if other split ratios within the range are chosen, but will not effect the number of authorized shares of Common Stock. After the Reverse Stock Split, the Company estimates that it will have approximately the same number of stockholders. Except for the rounding of fractional shares to the next full share, the reverse stock split will not affect any stockholder's proportionate equity interest in the company.

    As a result of the Reverse Stock Split, the Company will have a greater number of authorized but unissued shares of Common Stock than prior to the Reverse Stock Split. The increase in the authorized but unissued shares of Common Stock could make a change in control of the Company more difficult to achieve. Under certain circumstances, such shares of Common Stock could be used to create voting impediments to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. Such shares could be sold privately to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board determines is not in the best interests of the Company and its stockholders.

    The increase in the authorized but unissued shares of Common Stock also may have the effect of discouraging an attempt by another person or entity, through acquisition of a substantial number of shares of Common Stock, to acquire control of the Company with a view to effecting a merger, sale of assets or a similar transaction, since the issuance of new shares could be used to dilute the stock ownership of such person or entity. Shares of authorized but unissued Common Stock could be issued to a holder who would thereby have sufficient voting power to assure that any such business combination or any amendment to the Company's Certificate of Incorporation would not receive the stockholder vote required for approval thereof. The Board of Directors has no current plans to issue any shares of Common Stock for any such purpose, and does not intend to issue any stock except on terms or for reason which the Board of Directors deems to be in the best interests of the Company.

    The Common Stock is currently listed on the Nasdaq SmallCap Market, under the trading symbol SIDY.

EXCHANGE OF STOCK CERTIFICATES AND ROUNDING FOR FRACTIONAL SHARES

    The combination and reclassification of shares of Common Stock pursuant to the Reverse Stock Split will occur automatically on the Effective Date without any action on the part of stockholders of the Company and without regard to the date certificates representing shares of Common Stock prior to the Reverse Stock Split are physically surrendered for new certificates.

    As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record who holds actual certificates for shares of Common Stock, to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of Common Stock such stockholder is entitled to receive as a consequence of the Reverse Stock Split. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each stockholder should surrender the certificates representing shares of Common Stock prior to the Reverse Stock Split, in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of Common Stock that he, she or it holds as a result of the Reverse Stock Split. STOCKHOLDERS SHOULD NOT SEND THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

    After the Effective Date, each certificate representing shares of Common Stock issued and outstanding prior to the Effective Date (an "Old Certificate") will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of Common Stock, into which the shares of Common Stock evidenced by such certificate have been converted by the Reverse Stock Split, except that the holder of such unexchanged certificates will not be entitled to receive any dividends or other distributions payable by the Company after the Effective Date, until the Old Certificates have been surrendered. Such dividends and distributions, if any, will be accumulated, and at the time of surrender of the Old Certificates, all such unpaid dividends or distributions will be paid without interest.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

    The following discussion describes certain material federal income tax considerations relating to the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

    This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances (such as persons subject to the alternative minimum tax) or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local, or foreign laws.

    STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION.

    The Company should not recognize any material gain or loss as a result of the Reverse Stock Split, and no material gain or loss should be recognized by a stockholder. Except for rounding for fractional shares, the aggregate tax basis of the shares of Common Stock held by a stockholder following the Reverse Stock Split will equal the stockholder's aggregate basis in the Common Stock held immediately prior to the Reverse Stock Split and generally will be allocated among the shares of Common Stock held following the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in shares of Common Stock combined in the Reverse Stock Split should consult their own tax advisors to determine their basis in the post-Reverse Stock Split shares of Common Stock received in exchange therefor.

REQUIRED VOTE

    The affirmative vote of a majority of the Company's issued and outstanding voting shares is required to approve the amendment of the Company's Certificate of Incorporation to effect the Reverse Stock Split.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT.

          BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT
                 AND CERTAIN BENEFICIAL OWNERS


    The following tables set forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of February 5, 1999 by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director, (iii) the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers serving in that capacity as of February 5, 1999 and (iv) all executive officers and directors as a group.


   Name and Address of Beneficial Owner     Number of     Percent of
                                            Shares    Outstanding Shares(1)
                                             ------     ------------------

   Lyndon A. Keele
   701 Garwood Road, Moorestown, NJ 08057    775,534(2)           4.89%

   Reynolds E. Moulton, Jr.
   54 Washington Street, Marblehead,
   MA  01945                                 761,000(3)           4.80%

   Golden Phoenix, LTD.
   P.O. Box  350, Fairfax Station,
   VA  22039                               2,969,121(5)          18.72%


   Innovative Communications Technology,
   LTD. (ICT) Le Clos D'Avranche
   La Rue Bel-Aire St. Mary, Jersey  C.I.
   (Alan C. Bashforth, President of the
    Company controls ICT)                  1,500,000(4)           9.46%

The following table sets forth certain information as of February 5, 1999 with respect to the ownership of the Company's Common Stock by each director of the Company, and all directors and officers of the Company as a group.

                                                    Number        Percent of
 Name and Address               Title              of Shares     Outstanding
 ----------------               -----              ---------       Shares(1)
                                                                   ------

  Lyndon A. Keele          Chairman of the Board    775,534(2)      4.89%
  701 Garwood Road
  Moorestown, NJ   08057

  Russell R. Angely           Vice President         41,000(6)       .26%
  107 Hardwood Court
  Chalfont, PA   18914

  Joy C. Hartman           Exec. Vice President,     86,000(2)(6)    .54%
  504 Bartram Road         CFO, Treasurer,
  Moorestown, NJ   08057   Secretary, Director

  Kenneth P. Ray                 Director             40,000(3)(6)   .25%
  909 Darfield Drive
  Raleigh, NC   27615

  Alan C. Bashforth        President, CEO and     1,500,000(4)       9.46%
  Le Clos D'Avranche             Director
  La Rue Bel-Aire
  St. Mary, Jersey C.I.

  Sheldon C. Hofferman           Director         2,969,121(5)      18.72%
  P.O. Box  350, Fairfax
  Station, VA  22039

  All Directors and
  Officers as a Group(6)                          5,411,655        33.81%

        1 Based upon a total number of 15,861,449 shares issued and outstanding as of February 5, 1999.

        2 Includes 1,700 shares owned by Mr. Keele's daughter, and 300 shares owned by Ms. Hartman's children. The daughter of Mr. Keele has sole voting and investment power with respect to her shares and Mr. Keele has sole voting and investment power with respect to all other shares in this total.

        3 Has sole voting power and sole investment power with respect to the shares owned by such person.

        4 Shares in the name of Innovative Communications Technology, LTD., a corporation, controlled by Mr. Bashforth.

        5 Represents 2,969,121 shares held in the name of Golden Phoenix, Ltd. of which Sheldon C. Hofferman is the General Partner.

        6 In addition to the 10,000 shares owned by K. Ray, an outside Company Director, Mr. Ray holds incentive options to acquire 30,000 shares. Mr. Angely holds incentive options to acquire 30,000 shares in addition to the 11,000 shares owned. In addition to the 1,000 shares owned, Ms. Hartman holds incentive options to acquire 65,000 shares and 20,000 warrants.

                            OTHER MATTERS

    The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

    It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

                               OTHER INFORMATION

    The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). You may read and copy any reports, statements or other information filed by the Company at the SEC's public reference rooms in Washington, D.C., New York City, and Chicago, Illinois. The Company's SEC filings are also available from commercial document retrieval services or on the SEC's web site at http://www.sec.gov. You may also request a copy of the Company's financial reports filed with the SEC by contacting Ms. Joy C. Hartman, Corporate Secretary, SCIENCE DYNAMICS CORPORATION 1919 Springdale Road, Cherry Hill, New Jersey 08003.

                                                                  APPENDIX A

                   CERTIFICATE OF AMENDMENT
                            TO THE
                 CERTIFICATE OF INCORPORATION
                              OF
                 SCIENCE DYNAMICS CORPORATION

                   CERTIFICATE OF AMENDMENT
                            TO THE
                 CERTIFICATE OF INCORPORATION
                              OF
                 SCIENCE DYNAMICS CORPORATION


    SCIENCE DYNAMICS CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware DOES HEREBY CERTIFY:

    FIRST: That the Board of Directors of the Corporation, at a meeting called for such purpose, duly adopted resolutions setting forth the proposed amendment to the Certificate of Incorporation of the Corporation and calling for the submission of the proposed amendment to a vote on the stockholders of the Corporation, for their approval and adoption. The resolution setting forth proposed amendment is as follows:

     RESOLVED, that the Corporation amend its Certificate of Incorporation so that:

     ARTICLE 4 of the Certificate of Incorporation shall read as follows:


                                IV.

    The Corporation is authorized to issue one class of shares to be designated as Common Stock. The total number of shares of stock which the Corporation has authority to issue is Forty-Five Million (45,000,000) shares, each having a par value of one cent ($.01) (the "Common Stock").


    Effective immediately upon the filing of this Amended and Restated Certificate of Incorporation in the office of the Secretary of State of the State of Delaware, the issued and outstanding shares of Common Stock shall be and hereby are combined and reclassified as follows: each share of Common Stock shall be reclassified as and converted into one-xxx of a share of Common Stock, with fractional shares to be rounded up to the next full share.


    Certificates representing shares combined and reclassified as provided in this Amendment to the Certificate of Incorporation are hereby canceled, and, upon presentation of the canceled certificates to the Corporation, the holders thereof shall be entitled to receive new certificates representing the shares resulting from such combination and reclassification.



    SECOND: That the holders of a majority of the issued and outstanding shares of common stock of the Corporation did duly adopt said amendment proposed by the Board of Directors, at a special meeting held on March 26, 1999.

    THIRD: That these amendments were duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Laws.

        The undersigned hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed and that the facts stated herein are true.


                                     --------------------------------------
                                      Alan C. Bashforth
                                      President and Chief Executive Officer

--------------------------------
Attest: Joy C Hartman, Corporate Secretary


Dated:  March 26, 1999

 ---------------------------------------------------------------------------
             P             R           O              X            Y

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 SCIENCE DYNAMICS CORPORATION
                SPECIAL MEETING OF STOCKHOLDERS

         The undersigned stockholder of SCIENCE DYNAMICS CORPORATION hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement for the Special Meeting of Stockholders of SCIENCE DYNAMICS CORPORATION to be held on March 26, 1999 and hereby appoints Alan C. Bashforth, Lyndon A. Keele and Joy C. Hartman, and each of or any of them, proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at such meeting and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE LISTED PROPOSAL AND AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


       ----------------------------------------------------------------
  COMMENTS/ADDRESS CHANGE:  PLEASE MARK COMMENTS/ADDRESS BOX BELOW

---------------------------------------------------------------------------
                                   FOLD
                                                            Please mark
                                                          your choices
                                                        like this /X/


     Proposal to amend the Company's             FOR    AGAINST    ABSTAIN
     Certificate of Incorporation to effect a     / /      / /        / /
     reverse stock split.


     I PLAN TO ATTEND THE MEETING.                        / /

     COMMENT/ADDRESS CHANGE
     Please mark this box if you have written
     comments/address change on the reverse side.        / /

Signature(s)______________________________________  Dated____________, 1999

            ______________________________________  Dated ___________, 1999

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.